Summary Prospectus

KFA Value Line® Dynamic Core Equity Index ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: KVLE

August 1, 2021

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders, and other information about the Fund online at www.kfafunds.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated August 1, 2021, as each may be amended or supplemented from time to time, and recent reports to shareholders, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (if you hold your Fund shares directly with the Funds) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the Funds, you may elect to receive shareholder reports and other communications electronically from the Funds by contacting the Funds at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your Fund shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the KraneShares Funds you hold directly with series of the Trust or through your financial intermediary, as applicable.

KFA Value Line® Dynamic Core Equity Index ETF | Summary Prospectus

Investment Objective

The KFA Value Line® Dynamic Core Equity Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific equity securities index. The Fund’s current index is the 3D/L Value Line® Dynamic Core Equity Index (the ‘‘Underlying Index’’).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.00%
Total Annual Fund Operating Expenses	0.55%

*       Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**     Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect any brokerage commissions that you may pay on purchases and sales of your shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$56	$176

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the period from November 24, 2020 (commencement of operations) through March 31, 2021, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index. The Underlying Index begins with the universe of stocks that Value Line® ranks.

KFA Value Line® Dynamic Core Equity Index ETF | Summary Prospectus

All companies with an equity market capitalization of less than $1 billion, registered investment companies, limited partnerships and foreign securities not listed in the U.S. are eliminated from this universe. From this investable universe, the Underlying Index establishes: (1) a dividend target, which is the trailing 12-month dividend yield of stocks in the top quartile in this universe; and (2) a beta target of 0.8 to 1 versus the S&P 500 Index based on forecasting models. Beta is a measure of the expected return of the Underlying Index relative to market movements. Each company in the investable universe is assigned a score based on its Safety™ Rank and Timeliness™ Rank.

•   The Value Line® Safety™ Ranking System measures the total risk of a company relative to others in the universe based on Value Line’s ranking of the company’s price stability and financial strength. Companies with high Safety ranks may be larger and more financially sound and may have lower growth prospects.

•   The Value Line® Timeliness™ Ranking System ranks companies relative to each other in the universe for price performance during the next six to 12 months by using components such as historical stock-price performance, financial results, and earnings surprises.

Each Ranking System ranks companies on a scale of 1 to 5 with 1 being the highest rank and 5 being the lowest rank. The Underlying Index assigns the highest scores to Rank 1 companies and the lower scores, progressively, to Rank 2 through 5 companies.

The Underlying Index optimizes the weighting of companies using the score assigned to them to maximize the overall score for the Underlying Index while seeking a yield that will be no less than the dividend target and a beta within 0.03 of the beta target. The weighting of a company can be zero and no individual company will be weighted more than 1.5% greater than its weighting in the broad-based large cap equity index. The Underlying Index is rebalanced during the first full week of each calendar month.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Fund’s adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), believes will help the Fund track the Underlying Index. These investments may include equity securities of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including ETFs) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane Funds Advisors, LLC (“Krane” or “Adviser”), 3D/L Capital Management, LLC (“3D/L”) and/or its affiliates.

Although the Fund expects to replicate (or hold all components of) the Underlying Index, the Fund reserves the right to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of May 31, 2021, the Underlying Index included 75 securities of companies with a market capitalization range of approximately $1.6 billion to $2.1 trillion and had an average market capitalization of approximately $122.7 billion. The Underlying Index is rebalanced monthly.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of May 31, 2021, issuers in the Industrials sector (21.8%) and Utilities sector (20.7%) each represented a significant portion of the Underlying Index.

KFA Value Line® Dynamic Core Equity Index ETF | Summary Prospectus

The Underlying Index is provided by Fuzzy Logix, Inc. (doing business as “FastINDX”) (“Index Provider”).

The Fund may engage in securities lending.

Principal Risks

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

Equity Securities Risk.  The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

Dividend Risk.  There is no guarantee that issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, such dividends will remain at current levels or increase over time.

Ranking Risk.  The Fund uses the Value Line® Timeliness and Safety™ Ranking Systems in selecting securities. This is subject to the risk that the rankings may not be accurate and that the performance of these companies may not continue. The returns on these securities may be less than returns on other companies or the overall stock market. In addition, there may be periods when companies highly ranked by Value Line® are out of favor and during which the investment performance of the Fund may suffer.

Market Risk.  The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

Concentration Risk.  Because the Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets

KFA Value Line® Dynamic Core Equity Index ETF | Summary Prospectus

in issuers in a single industry (or the same group of industries) or sector of the economy. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.  The Fund may have significant exposure to other industries or sectors over time.

Industrials Sector Risk.  The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

Utilities Sector Risk.  The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in commodity and operating costs, rising costs of financing capital construction and the cost of complying with government regulations, among other factors.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange-traded funds (“ETFs”), such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes..

Premium/Discount Risk.  There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk.  Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Small Fund Risk.  The Fund is small and does not yet have a significant number of shares outstanding. Small funds are at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

High Portfolio Turnover Risk.  The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

KFA Value Line® Dynamic Core Equity Index ETF | Summary Prospectus

Investment in Investment Companies Risk.  The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, it will not enjoy the protections of the U.S. law.

Large Capitalization Company Risk.  Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

Management Risk.  Because the Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that the sub-adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

Non-Diversified Fund Risk.  Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Passive Investment Risk.  The Fund is not actively managed, does not seek to “beat” the Underlying Index and does not take temporary defensive positions when markets decline. Therefore, the Fund may not sell a security due to current or projected underperformance of a security, industry or sector. There is no guarantee that the Underlying Index will create the desired exposure. The Underlying Index may not contain an appropriate mix of securities, but the Fund’s investment objective and principal investment strategies impose limits on the Fund’s ability to invest in securities not included in the Underlying Index.

Securities Lending Risk.  To the extent the Fund lends its securities, it may be subject to the following risks: (1) borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities; (2) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (3) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (4) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Sector Risk.  From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

KFA Value Line® Dynamic Core Equity Index ETF | Summary Prospectus

Tracking Error Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, the use of representative sampling strategy, if applicable, asset valuation differences, tax considerations, the unavailability of securities in the Underlying Index from time to time and other liquidity constraints.

Valuation Risk.  Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund.

Derivatives Risk.  The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets. Many derivatives are subject to segregation requirements that require the Fund to segregate the market or notional value of the derivatives, which could impede the portfolio management of the Fund.

Cash and Cash Equivalents Risk.

The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kfafunds.com. Past performance does not necessarily indicate how the Fund will perform in the future.

KFA Value Line® Dynamic Core Equity Index ETF | Summary Prospectus

Management

Investment Adviser and Sub-Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

3D/L Capital Management, LLC serves as the non-discretionary investment sub-adviser to the Fund.

Portfolio Managers

James Maund, Head of Capital Markets at the Adviser, has served as lead portfolio manager for the Fund since its inception in 2020.  Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Maund and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since its inception in 2020.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid ask spreads, are available on the Fund’s website at www.kraneshares.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.